SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

VERSATA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-29757	68-0255203
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

300 Lakeside Drive, Suite 1500, Oakland, California, 94612

(Address of principal executive office including zip code)

(510) 238-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

On March 24, 2004 NASDAQ Stock Market, Inc. approved the Company’s application to transfer the listing of its common stock from the NASDAQ National Market to the NASDAQ SmallCap Market. The transfer will be effective March 30, 2004 and the stock will continue to trade under the ticker symbol VATA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSATA, INC.

Date: March 26, 2004	By:	/s/ William Frederick
William Frederick
Chief Financial Officer